EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rowan Companies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. F. McNease, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: August 3, 2007	/s/ D. F. MCNEASE
D. F. McNease
Chairman, President and Chief Executive Officer

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rowan Companies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. H. Wells, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Date: August 3, 2007	/s/ W. H. WELLS
W. H. Wells
Vice President - Finance and Chief Financial Officer (Chief Financial Officer)